EXHIBIT 32.2
CERTIFICATION PURSUANT TO
18 U.S.C. § 1350, AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
     Pursuant to 18 U.S.C. Section 1350, I, the undersigned Chief Financial Officer of Vion Pharmaceuticals, Inc. (the “Company”), hereby certify that the Quarterly Report on Form 10-Q of the Company for the quarter ended September 30, 2009 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.
Date: November 10, 2009

/s/ Howard B. Johnson
Howard B. Johnson
Chief Financial Officer

A signed original of this written statement required by Section 906, or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to Vion Pharmaceuticals, Inc. and will be retained by Vion Pharmaceuticals, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.